EXHIBIT 13.1


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                            Report of Foreign Issuer
                      Pursuant to Rule 13a-16 or 15d-16 of
                       the Securities Exchange Act of 1934


For the Quarterly Payment Date on November 20, 2002

                           CRUSADE MANAGEMENT LIMITED,
               as manager of the Crusade Global Trust No.1 of 2002
        ---------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


             Level 11, 55 Market Street, Sydney, NSW 2000, Australia
        ----------------------------------------------------------------
                    (Address of principal executive offices)


         Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.

                         Form 20-F [X]       Form 40-F [ ]

         Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

                             Yes []             No [X]

         If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b): 82-_____________________________ .

OTHER EVENTS

         On the Quarterly Payment Date falling on November 20, 2002, Perpetual Trustees Consolidated Limited, in its capacity as issuer trustee (the "Issuer Trustee") made a regular quarterly distribution of principal and interest to the holders of the Class A Mortgage-Backed Floating Rate Notes (the "Notes").


FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         See page 4 for Exhibit Index

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Crusade Global Trust No. 1 of 2002, by the undersigned, thereunto duly authorized.


                                    Crusade Management Limited,
                                    as Trust Manager for the Crusade Global
                                    Trust No.1 of 2002,
                                    --------------------------------------------
                                    (Registrant)



Dated: November 26, 2002            By:  /s/ Roger Desmarchelier
                                       -----------------------------------------
                                       Name:    Roger Desmarchelier
                                       Title:   Executive Manager

EXHIBIT INDEX

-------------  -----------------------------------------------------------------
Exhibit        Description
-------------  -----------------------------------------------------------------

99.1           The Noteholders Report for the Quarterly Payment Date on November
               20, 2002
-------------  -----------------------------------------------------------------

                                                                    EXHIBIT 99.1

                               NOTEHOLDERS REPORT

                        CRUSADE GLOBAL TRUST NO.1 OF 2002
                      COUPON PERIOD ENDING 20 NOVEMBER 2002

USD NOTES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            COUPON PAYMENTS     PRINCIPAL PAYMENTS    CHARGE OFFS
                     FV OUTSTANDING (USD)    BOND FACTOR     COUPON RATE         (USD)                 (USD)              (AUD)
-----------------------------------------------------------------------------------------------------------------------------------

Class A Notes          687,538,747.64         78.129403%       1.92000%       3,740,104.85         74,710,883.05          0.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                                            COUPON PAYMENTS     PRINCIPAL PAYMENTS    CHARGE OFFS
                     FV OUTSTANDING (AUD)    BOND FACTOR     COUPON RATE         (AUD)                 (AUD)              (AUD)
-----------------------------------------------------------------------------------------------------------------------------------

Class B Notes           28,395,000.00        100.000000%       5.48500%         392,566.71              0.00              0.00

Class C Notes           11,900,000.00        100.000000%       5.71500%         171,418.68              0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                                     31Oct02
POOL SUMMARY                                                           AUD
------------                                                   -----------------
Outstanding Balance - Variable Rate Housing Loans                1,086,275,725
Outstanding Balance - Fixed Rate Loans                             289,338,847
Number of Loans                                                         10,697
Weighted Average Current LVR                                             65.04%
Average Loan Size                                                      128,598
Weighted Average Seasoning                                             26 mths
Weighted Average Term to Maturity                                     271 mths

PRINCIPAL COLLECTIONS                                                  AUD
---------------------                                          -----------------
Scheduled Principal Payments                                      9,102,069.01
Unscheduled Principal Payments                                  140,943,271.48
Redraws                                                           7,629,181.85

Principal Collections                                           142,416,158.64

TOTAL AVAILABLE PRINCIPAL                                              AUD
-------------------------                                      -----------------
Principal Collections                                           142,416,158.64
Principal Charge Offs                                                     0.00
Pay Back of Principal Draw                                        2,653,517.19
Total Available Principal                                       145,069,675.83

Outstanding Principal Draws From Previous Period                          0.00

Principal Distributed                                           145,069,675.83
Principal Retained                                                        0.00

TOTAL AVAILABLE FUNDS                                                  AUD
---------------------                                          -----------------
Available Income                                                 26,442,006.94
Principal Draw                                                            0.00
Liquidity Draw                                                            0.00

Total Available Funds                                            26,442,006.94

REDRAW & LIQUIDITY FACILITIES                                          AUD
-----------------------------                                   ----------------
Redraw Shortfall                                                         0.00
Redraw Carryover Charge Offs                                             0.00


CPR
--------------------------------------------------------------------------------
                                           Aug-02       Sep-02        Oct-02
                       1 mth CPR           32.86%       28.98%        30.57%
--------------------------------------------------------------------------------


ARREARS
--------------------------------------------------------------------------------
                            % of pool
                          (by balance)
31 - 59 days                  0.43%
60 - 89 days                  0.07%
90+ days                      0.02%
Defaults                       Nil
Losses                         Nil
--------------------------------------------------------------------------------

                                   Page 1 of 1